UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 23, 2021

CERBERUS TELECOM ACQUISITION CORP.

(Exact name of Registrant as Specified in Its Charter)

Cayman Islands	001-39647	98-1556740
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

875 Third Avenue New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(212) 891-2100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	CTAC.U	The New York Stock Exchange
Class A Ordinary Shares included as part of the units	CTAC	The New York Stock Exchange
Warrants, included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	CTAC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On August 23, 2021, Maple Holdings Inc. (“KORE”), a Delaware corporation and participant in the previously announced proposed business combination with Cerberus Telecom Acquisition Corp., a Cayman Islands exempted company (“CTAC”), issued a press release reporting its unaudited results for the quarter ended June 30, 2021. A copy of this press release is attached as Exhibit 99.1 hereto and is incorporated by reference in this Item 2.02. This information includes certain non-GAAP financial information as identified in Exhibit 99.1.

Item 7.01.	Regulation FD Disclosure.

The information in this Form 8-K and Exhibit 99.1 is furnished pursuant to Item 2.02 and Item 7.01 of this Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The Exhibit Index is incorporated by reference herein.

Additional Information and Where to Find It

This Current Report on Form 8-K relates to a proposed transaction between CTAC and KORE. This Current Report on Form 8-K does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. CTAC and King Pubco, Inc., an affiliate of CTAC (“Pubco”), filed a registration statement on Form S-4 with the SEC, which includes a proxy statement of CTAC and a prospectus of Pubco, and CTAC will file other documents regarding the proposed transaction with the SEC. A definitive proxy statement/prospectus has also been sent to the shareholders of CTAC, seeking required shareholder approval. Before making any voting or investment decision, investors and security holders of CTAC are urged to carefully read the entire registration statement and proxy statement/prospectus and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they contain important information about the proposed transaction.

The documents filed by CTAC with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by CTAC with the SEC may be obtained free of charge from CTAC’s website at www.cerberusacquisition.com or upon written request to Cerberus Telecom Acquisition Corp., 875 Third Avenue, New York, NY 10022.

Participants in Solicitation

CTAC and its directors and executive officers may be deemed to be participants in the solicitation of proxies from CTAC’s shareholders in connection with the proposed transaction. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination are contained in the proxy statement/prospectus. You may obtain free copies of these documents as described in the preceding paragraph.

Forward-Looking Statements Legend

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between CTAC and KORE, including statements regarding the anticipated benefits of the transaction, the anticipated timing of the transaction, the anticipated terms of the transaction and the satisfaction of closing conditions to the transaction. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are projections and other statements about future events that are based on current expectations and assumptions and are not predictions of actual performance, and, as a result, are subject to risks and uncertainties. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of factor probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of CTAC and KORE. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of CTAC’s securities, (ii) the risk that the transaction may not be completed by CTAC’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by CTAC, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the approval of the merger agreement by the shareholders of CTAC, the satisfaction of the minimum trust account amount following redemptions by CTAC’s public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the business combination, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (vi) the effect of the announcement or pendency of the transaction on KORE business relationships, performance, and business generally, (vii) risks that the proposed transaction disrupts current plans and operations of KORE, (viii) the outcome of any legal proceedings that may be instituted against KORE or against CTAC related to the merger agreement or the proposed transaction, (ix) the ability to maintain the listing of CTAC’s securities on The New York Stock Exchange, (x) the price of CTAC’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which CTAC plans to operate, variations in performance across competitors, changes in laws and regulations affecting KORE’s business and changes in the combined capital structure, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities, and (xii) risks relating to the uncertainty of the projected financial and operational information with respect to KORE. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of CTAC’s registration statement on Form S-4 discussed above when available and other documents filed by CTAC from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither CTAC nor KORE presently know or that CTAC and KORE currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. CTAC and KORE anticipate that subsequent events and developments will cause CTAC’s and KORE’s assessments to change. Readers are cautioned not to put undue reliance on forward-looking statements, and CTAC and KORE assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither CTAC nor KORE gives any assurance that either CTAC or KORE will achieve its expectations. Accordingly, undue reliance should not be placed upon the forward-looking statements.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated August 23, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 25, 2021

CERBERUS TELECOM ACQUISITION CORP.

By:	/s/ Nicholas P. Robinson
Name:	Nicholas P. Robinson
Title:	Director